   As filed with the Securities and Exchange Commission on September 25, 2001.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 19, 2001

                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                        1-13666                    59-3305930
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On September 19, 2001, the Registrant issued a news release entitled "Darden Restaurants Reports That Strong Performance At Red Lobster and Olive Garden Led to Double-Digit EPS Growth," and a copy is being filed herewith as Exhibit 99.1.

         On September 20, 2001, the Registrant issued a news release entitled "Darden Restaurants Declares Semi-Annual Dividend of 4 Cents and Elects Leonard Berry to Board of Directors," and a copy is being filed herewith as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.


             Exhibit Number
             (by reference to
             Item 601 of
             Regulation S-K)    Description
             ---------------    -----------
                  99.1          Press Release dated September 19, 2001, entitled
                                "Darden Restaurants Reports That Strong
                                Performance at Red Lobster and Olive Garden Led
                                to Double-Digit EPS Growth."

                  99.2          Press Release dated September 20, 2001, entitled
                                "Darden Restaurants Declares Semi-Annual Dividend of 4 Cents and Elects Leonard Berry to Board of
                                Directors."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 24, 2001                      DARDEN RESTAURANTS, INC.



                                                By:/s/ Paula J. Shives
                                                  -----------------------------
                                                  Paula J. Shives
                                                  Senior Vice President,
                                                  General Counsel and Secretary

                                      INDEX

Exhibit Number                          Description of Exhibit
--------------                          ----------------------
       99.1           Press Release dated September 19, 2001, entitled "Darden
                      Restaurants Reports That Strong Performance at Red Lobster
                      and Olive Garden Led to Double-Digit EPS Growth."

       99.2           Press Release dated September 20, 2001, entitled "Darden
                      Restaurants Declares Semi-Annual Dividend of 4 Cents and
                      Elects Leonard Berry to Board of Directors."